ALL STAR®

LIBERTY ALL-STAR® EQUITY FUND

USA

3RD QUARTER
2010
SEPTEMBER 30

LIBERTY ALL-STAR® EQUITY FUND

Period Ending September 30, 2010 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$5.12

Market Price	$4.41

Discount	13.9%

	Quarter	Year-to-Date
Distributions	$0.07	$0.23

Market Price Trading Range	$3.83 to $4.45	$3.82 to $4.98

Discount Range	12.4% to 15.2%	10.4% to 17.6%

Performance

Shares Valued at NAV	13.00%	2.57%

Shares Valued at NAV with Dividends Reinvested	13.10%	2.99%

Shares Valued at Market Price with Dividends Reinvested	12.59%	7.14%

S&P 500 Index	11.29%	3.89%

Lipper Large-Cap Core Mutual Fund Average*	10.92%	2.25%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	5th	33rd

Number of Funds in Category	1002	990

*	Percentile ranks calculated using the Fund’s NAV Reinvested return within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	October 2010

After a challenging second quarter, the stock market rebounded during the third quarter—despite heightened volatility that kept investors on edge.

The S&P 500 Index returned 11.29 percent for the third quarter—a reversal from its 11.43 percent loss in the second quarter— moving this widely followed benchmark into positive territory year-to-date. Although the quarter’s performance was strong, monthly returns were volatile. The quarter opened strongly as the S&P 500 Index advanced 7.01 percent in July. Markets reversed course in August, however, with the S&P 500 declining 4.51 percent. Going into September—historically, a month that can be weak for stocks—investors were wary. But the month started off on a positive note and investors never looked back, as the S&P 500 posted a strong 8.92 percent gain. Other key market indices showed the same pattern of good performance in July and September bracketing a poor month in August.

On balance, investors were heartened by incremental improvements in the economy, allaying fears that the country would slip back into recession. Unemployment remained stubbornly high and the housing market continued to struggle. Emblematic of the sluggishness, GDP in the second quarter grew at just 1.7 percent, down from 3.7 percent in the first quarter. The Federal Reserve has been reassuring, indicating its intention to resume quantitative easing, if necessary. Trading volume over the quarter was subdued, suggesting that many investors continued to sit on the sidelines or funnel money into bonds and bond funds.

Liberty All-Star® Equity Fund enjoyed a good quarter, as it outperformed all relevant benchmarks. For the quarter, the Fund returned 13.00 percent with shares valued at net asset value (NAV); 13.10 percent with shares valued at NAV with dividends reinvested; and 12.59 percent when shares are valued at market price with dividends reinvested. By comparison, the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, advanced 10.92 percent. The Fund’s third quarter performance left it very well positioned in the Lipper universe, as it ranked in the 5th percentile (meaning it outperformed 95 percent of 1,002 funds in the Lipper category). As noted earlier, the S&P 500 Index returned 11.29 percent for the third quarter. Year-to-date through September 30, the Fund’s 2.99 percent NAV reinvested return is ahead of the Fund’s primary benchmark and ranks in the top one-third of all funds in that universe.

The discount at which Fund shares trade relative to their NAV narrowed moderately during the quarter, as it ranged from 12.4 percent to 15.2 percent, which is down from its nine-month high of 17.6 percent. Closed-end domestic equity funds have traded at deeper discounts than closed-end bond funds for some time, most likely reflecting apprehension on the part of individual investors to commit to equities.

Third Quarter Report (Unaudited) | September 30, 2010	1

President’s Letter	Liberty All-Star® Equity Fund

In closing, we are pleased with the Fund’s performance for both the quarter and year-to-date given the market volatility. We believe the Fund’s disciplined, multi-management approach continues to serve shareholders well and should going forward as we anticipate continued volatility for the foreseeable future.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2010 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31***
2010
1st Quarter	0.08
2nd Quarter	0.08
3rd Quarter	0.07

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Third Quarter Report (Unaudited) | September 30, 2010	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund

September 30, 2010 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	2.76%
JPMorgan Chase & Co.	1.98
Dell, Inc.	1.93
Bank of America Corp.	1.81
QUALCOMM, Inc.	1.74
Wells Fargo & Co.	1.39
Arch Coal, Inc.	1.36
The Allstate Corp.	1.28
Cisco Systems, Inc.	1.27
PNC Financial Services Group, Inc.	1.23
Tyco Electronics Ltd.	1.22
J.C. Penney Co., Inc.	1.21
Amazon.com, Inc.	1.20
The Western Union Co.	1.19
Costco Wholesale Corp.	1.06
C.H. Robinson Worldwide, Inc.	1.05
Consol Energy, Inc.	1.01
Google, Inc., Class A	1.00
State Street Corp.	0.98
Broadcom Corp., Class A	0.97
27.64%

Economic Sectors*	Percent of Net Assets
Information Technology	23.83%
Financials	19.01
Energy	12.97
Consumer Discretionary	11.56
Health Care	10.92
Industrials	9.59
Consumer Staples	4.55
Materials	2.66
Utilities	2.23
Telecommunication Services	0.67
Other Net Assets	2.01
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3 million or more) stock changes - both purchases and sales – that were made in the Fund’s portfolio during the third quarter of 2010.

Security Name	Purchases (Sales)	Shares as of 9/30/10

Purchases
ACE Ltd.	61,512	138,112
Aegean Marine Petroleum Network, Inc.	179,010	241,335
Broadcom Corp., Class A	115,063	257,018
Consol Energy, Inc.	90,960	256,600
Forest Laboratories, Inc.	114,000	133,350
General Dynamics Corp.	69,892	69,892
IntercontinentalExchange, Inc.	29,807	54,907
Pentair, Inc.	92,586	92,586
Target Corp.	58,692	100,237
Wells Fargo & Co.	186,110	516,185

Sales
Avon Products, Inc.	(142,682)	30,818
The Boeing Co.	(72,875)	64,000
Chesapeake Energy Corp.	(144,060)	354,509
Cooper Industries Plc	(76,125)	0
Deere & Co.	(53,268)	0
Kraft Foods, Inc.	(125,175)	0
Lam Research Corp.	(84,880)	0
Sempra Energy	(77,150)	0
Tyco International Ltd.	(166,500)	0

Third Quarter Report (Unaudited) | September 30, 2010	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2010 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500 INDEX
Number of Holdings	36	41	38	45	33	160*	500
Percent of Holdings in Top 10	49%	38%	35%	39%	44%	17%	19%
Weighted Average Market Capitalization (billions)	$31	$48	$50	$48	$56	$47	$81
Average Five-Year Earnings Per Share Growth	(6)%	(6)%	(3)%	18%	25%	6%	5%
Dividend Yield	1.3%	1.6%	1.5%	0.8%	0.7%	1.2%	2.0%
Price/Earnings Ratio**	16×	12×	13×	17×	23×	15×	15×
Price/Book Value Ratio	1.7×	1.8×	2.6×	4.6×	5.0×	3.2×	3.3×

  *    Certain holdings are held by more than one manager.

  **  Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.83%)
CONSUMER DISCRETIONARY (11.56%)
Auto Components (1.04%)
Johnson Controls, Inc.	113,700	$3,467,850
Magna International, Inc.	76,340	6,279,728

		9,747,578

Diversified Consumer Services (0.58%)
Apollo Group, Inc., Class A(a)	106,008	5,443,511

Hotels, Restaurants & Leisure (0.86%)
Carnival Corp.	209,140	7,991,239

Household Durables (1.75%)
DR Horton, Inc.	488,962	5,437,258
Fortune Brands, Inc.	89,900	4,425,777
NVR, Inc.(a)	10,110	6,546,528

		16,409,563

Internet & Catalog Retail (2.01%)
Amazon.com, Inc.(a)	71,654	11,253,977
priceline.com, Inc.(a)	21,688	7,554,798

		18,808,775

Media (2.16%)
Discovery Communications, Inc., Class A(a)	22,842	994,769
Discovery Communications, Inc., Class C (a)	13,792	526,717
Liberty Media Corp., Capital Group, Series A(a)	50,299	2,618,566
The McGraw Hill Cos., Inc.	188,000	6,215,280
Omnicom Group, Inc.	182,850	7,218,918
The Walt Disney Co.	79,985	2,648,303

		20,222,553

Multi-Line Retail (1.95%)
J.C. Penney Co., Inc.	415,925	11,304,842
Nordstrom, Inc.	41,577	1,546,664
Target Corp.	100,237	5,356,665

		18,208,171

Specialty Retail (1.21%)
Best Buy Co., Inc.	67,991	2,776,073
Dick’s Sporting Goods, Inc.(a)	115,079	3,226,815
Staples, Inc.	255,000	5,334,600

		11,337,488

CONSUMER STAPLES (4.55%)
Beverages (0.53%)
The Coca-Cola Co.	50,000	2,926,000
Diageo Plc(b)	29,671	2,047,596

		4,973,596

Food & Staples Retailing (2.20%)
Costco Wholesale Corp.	153,977	9,929,977

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	7

Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
CVS Caremark Corp.	131,800	$4,147,746
Walgreen Co.	194,000	6,499,000

		20,576,723

Food Products (0.64%)
Archer-Daniels-Midland Co.	120,000	3,830,400
Mead Johnson Nutrition Co.	33,170	1,887,705
Smithfield Foods, Inc.(a)	14,890	250,598

		5,968,703

Household Products (0.67%)
The Procter & Gamble Co.	104,800	6,284,856

Personal Products (0.11%)
Avon Products, Inc.	30,818	989,566

Tobacco (0.40%)
Philip Morris International, Inc.	67,456	3,778,885

ENERGY (12.97%)
Energy Equipment & Services (2.76%)
FMC Technologies, Inc.(a)	83,810	5,723,385
Oceaneering International, Inc.(a)	61,700	3,323,162
Schlumberger Ltd.	110,553	6,811,170
Tidewater, Inc.	124,000	5,556,440
Weatherford International Ltd.(a)	255,290	4,365,459

		25,779,616

Oil, Gas & Consumable Fuels (10.21%)
Anadarko Petroleum Corp.	100,788	5,749,955
Apache Corp.	37,100	3,626,896
Arch Coal, Inc.	474,685	12,678,836
BP Plc(b)	199,694	8,221,402
Chesapeake Energy Corp.	354,509	8,029,629
Chevron Corp.	70,500	5,714,025
ConocoPhillips	125,000	7,178,750
Consol Energy, Inc.	256,600	9,483,936
Devon Energy Corp.	100,500	6,506,370
Exxon Mobil Corp.	136,425	8,429,701
Occidental Petroleum Corp.	76,800	6,013,440
Petrohawk Energy Corp.(a)	304,399	4,913,000
Valero Energy Corp.	515,300	9,022,903

		95,568,843

FINANCIALS (19.01%)
Capital Markets (4.31%)
Bank of New York Mellon Corp.	226,000	5,905,380
The Charles Schwab Corp.	242,000	3,363,800

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	57,372	$8,294,844
Morgan Stanley	327,150	8,074,062
State Street Corp.	244,450	9,205,987
UBS AG(a)	324,700	5,529,641

		40,373,714

Commercial Banks (2.75%)
Comerica, Inc.	34,459	1,280,152
PNC Financial Services Group, Inc.	220,976	11,470,864
Wells Fargo & Co.	516,185	12,971,729

		25,722,745

Consumer Finance (0.58%)
American Express Co.	129,500	5,442,885

Diversified Financial Services (4.89%)
Bank of America Corp.	1,294,914	16,976,323
Citigroup, Inc.(a)	1,155,568	4,506,715
IntercontinentalExchange, Inc.(a)	54,907	5,749,861
JPMorgan Chase & Co.	485,855	18,496,500

		45,729,399

Insurance (5.85%)
ACE Ltd.	138,112	8,045,024
Aflac, Inc.	57,322	2,964,121
The Allstate Corp.	380,355	12,000,200
Assured Guaranty Ltd.	293,654	5,024,420
Axis Capital Holdings Ltd.	152,725	5,030,761
Brown & Brown, Inc.	113,375	2,289,041
Fidelity National Financial, Inc., Class A	200,950	3,156,924
The Hartford Financial Services Group, Inc.	86,500	1,985,175
Lincoln National Corp.	77,140	1,845,189
RenaissanceRe Holdings Ltd.	35,760	2,144,170
Torchmark Corp.	105,800	5,622,212
Willis Group Holdings Plc	150,450	4,636,869

		54,744,106

Real Estate Investment Trusts (0.63%)
Annaly Capital Management, Inc.	212,769	3,744,734
Redwood Trust, Inc.	145,895	2,109,642

		5,854,376

HEALTH CARE (10.92%)
Biotechnology (1.95%)
Celgene Corp.(a)	58,225	3,354,342
Genzyme Corp.(a)	76,500	5,415,435
Gilead Sciences, Inc.(a)	176,941	6,300,869
Myriad Genetics, Inc.(a)	190,658	3,128,698

		18,199,344

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	9

Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (3.37%)
Covidien Ltd.	86,000	$3,456,340
Intuitive Surgical, Inc.(a)	13,900	3,943,986
Medtronic, Inc.	28,900	970,462
NuVasive, Inc.(a)	76,909	2,702,582
St. Jude Medical, Inc.(a)	130,938	5,151,101
Varian Medical Systems, Inc.(a)	120,400	7,284,200
Zimmer Holdings, Inc.(a)	153,850	8,050,971

		31,559,642

Health Care Providers & Services (1.67%)
Aetna, Inc.	121,950	3,854,840
Brookdale Senior Living, Inc.(a)	193,224	3,151,483
Laboratory Corp. of America Holdings(a)	43,700	3,427,391
WellPoint, Inc.(a)	91,570	5,186,525

		15,620,239

Health Care Technology (0.65%)
Cerner Corp.(a)	72,432	6,083,564

Life Sciences Tools & Services (0.63%)
Life Technologies Corp.(a)	126,300	5,896,947

Pharmaceuticals (2.65%)
Allergan, Inc.	96,300	6,406,839
Bristol-Myers Squibb Co.	198,800	5,389,468
Forest Laboratories, Inc.(a)	133,350	4,124,515
Johnson & Johnson	48,375	2,997,315
Teva Pharmaceutical Industries Ltd.(b)	111,900	5,902,725

		24,820,862

INDUSTRIALS (9.43%)
Aerospace & Defense (3.28%)
The Boeing Co.	64,000	4,258,560
General Dynamics Corp.	69,892	4,389,917
Goodrich Corp.	44,084	3,250,313
Honeywell International, Inc.	83,010	3,647,459
L-3 Communications Holdings, Inc.	88,450	6,392,282
Northrop Grumman Corp.	143,600	8,706,468

		30,644,999

Air Freight & Logistics (1.58%)
C.H. Robinson Worldwide, Inc.	141,145	9,868,858
Expeditors International of Washington, Inc.	106,890	4,941,525

		14,810,383

Building Products (0.52%)
Masco Corp.	445,150	4,901,102

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Construction & Engineering (0.91%)
Fluor Corp.	98,332	$4,870,384
Quanta Services, Inc.(a)	188,400	3,594,672

		8,465,056

Electrical Equipment (0.64%)
Rockwell Automation, Inc.	96,650	5,966,204

Industrial Conglomerates (0.44%)
Textron, Inc.	202,173	4,156,677

Machinery (1.63%)
Flowserve Corp.	39,606	4,333,688
Joy Global, Inc.	25,906	1,821,710
Navistar International Corp.(a)	86,206	3,762,030
Pentair, Inc.	92,586	3,113,667
Terex Corp.(a)	97,593	2,236,832

		15,267,927

Transportation Infrastructure (0.43%)
Aegean Marine Petroleum Network, Inc.	241,335	4,015,814

INFORMATION TECHNOLOGY (23.83%)
Communications Equipment (3.78%)
Acme Packet, Inc.(a)	91,148	3,458,155
Alcatel-Lucent(a)(b)	1,111,583	3,757,150
Cisco Systems, Inc.(a)	541,700	11,863,230
QUALCOMM, Inc.	361,488	16,310,339

		35,388,874

Computers & Peripherals (5.32%)
Apple, Inc.(a)	91,017	25,826,074
Dell, Inc.(a)	1,391,810	18,037,857
Hewlett-Packard Co.	140,700	5,919,249

		49,783,180

Electronic Equipment & Instruments (2.26%)
Avnet, Inc.(a)	121,525	3,282,390
Corning, Inc.	350,000	6,398,000
Tyco Electronics Ltd.	391,625	11,443,283

		21,123,673

Internet Software & Services (2.95%)
Baidu, Inc.(a)(b)	35,984	3,692,678
eBay, Inc.(a)	271,000	6,612,400
Google, Inc., Class A(a)	17,800	9,359,062
Monster Worldwide, Inc.(a)	415,000	5,378,400
VistaPrint Ltd.(a)	67,510	2,609,262

		27,651,802

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	11

Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
IT Services (3.14%)
Cognizant Technology Solutions Corp., Class A(a)	111,500	$7,188,405
International Business Machines Corp.	3,500	469,490
Mastercard, Inc., Class A	19,884	4,454,016
Visa, Inc., Class A	82,100	6,096,746
The Western Union Co.	630,923	11,148,410

		29,357,067

Semiconductors & Semiconductor Equipment (3.18%)
Analog Devices, Inc.	197,500	6,197,550
Broadcom Corp., Class A	257,018	9,095,867
International Rectifier Corp.(a)	327,498	6,906,933
MEMC Electronic Materials, Inc.(a)	429,620	5,121,070
Novellus Systems, Inc.(a)	90,000	2,392,200

		29,713,620

Software (3.20%)
Adobe Systems, Inc.(a)	86,286	2,256,379
CA, Inc.	256,750	5,422,560
Microsoft Corp.	346,225	8,479,050
Oracle Corp.	296,874	7,971,067
Salesforce.com, Inc.(a)	52,000	5,813,600

		29,942,656

MATERIALS (2.66%)
Chemicals (1.83%)
The Dow Chemical Co.	147,574	4,052,382
PPG Industries, Inc.	49,750	3,621,800
Praxair, Inc.	63,900	5,767,614
The Sherwin-Williams Co.	48,400	3,636,776

		17,078,572

Metals & Mining (0.83%)
Alcoa, Inc.	410,000	4,965,100
Freeport-McMoRan Copper & Gold, Inc.	33,327	2,845,792

		7,810,892

TELECOMMUNICATION SERVICES (0.67%)
Wireless Telecommunication Services (0.67%)
American Tower Corp., Class A(a)	120,960	6,200,410

UTILITIES (2.23%)
Electric Utilities (1.17%)
Allegheny Energy, Inc.	290,080	7,112,762
Edison International	112,175	3,857,698

		10,970,460

Gas Utilities (0.50%)
EQT Corp.	128,891	4,647,809

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Independent Power Producers & Energy Traders (0.56%)
RRI Energy, Inc.(a)	1,458,135	$5,176,379

TOTAL COMMON STOCKS (COST OF $951,008,184)		915,211,045

EXCHANGE TRADED FUND (0.04%)
iShares Russell 1000 Value Index Fund	7,330	432,397

TOTAL EXCHANGE TRADED FUND (COST OF $431,792)		432,397

	PRINCIPAL AMOUNT
CORPORATE BOND (0.16%)
INDUSTRIALS (0.16%)
Airlines (0.16%)
United Continental Holdings, Inc.
6.00%, 10/15/2029	$513,000	1,477,440

TOTAL CORPORATE BOND (COST OF $1,144,073)		1,477,440

	PAR VALUE
SHORT TERM INVESTMENT (1.81%)
REPURCHASE AGREEMENT (1.81%)

Repurchase agreement with State Street Bank & Trust Co., dated 09/30/10, due 10/01/10 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $17,288,269 (Repurchase proceeds of $16,940,005)

TOTAL SHORT TERM INVESTMENT (COST OF $16,940,000)	$16,940,000	16,940,000

TOTAL INVESTMENTS (99.84%) (COST OF $969,524,049)(c)		934,060,882
OTHER ASSETS IN EXCESS OF LIABILITIES (0.16%)		1,486,916

NET ASSETS (100.00%)		$935,547,798

NET ASSET VALUE PER SHARE
(182,678,079 SHARES OUTSTANDING)		$5.12

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2010	13

Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2010 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $979,896,983.

Gross unrealized appreciation and depreciation at September 30, 2010 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$94,976,963
Gross unrealized depreciation	(140,813,064)

Net unrealized depreciation	$(45,836,101)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets and are classified as level 1 of the fair value hierarchy.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Debt obligations are classified as level 2 of the fair value hierarchy.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board and would be classified as level 2 or 3 within the fair value hierarchy.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations and would be classified as level 1 or 2 within the fair value hierarchy.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal,

Third Quarter Report (Unaudited) | September 30, 2010	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2010 (Unaudited)

at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Repurchase agreement transactions are classified as level 2 of the fair value hierarchy.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$915,211,045	$–	$–	$915,211,045
Exchange Traded Fund	432,397	–	–	432,397
Corporate Bond	–	1,477,440	–	1,477,440
Short Term Investment	–	16,940,000	–	16,940,000
Total	$915,643,442	$18,417,440	$–	$934,060,882

*See Schedule of Investments for industry classifications

For the nine months ended September 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the period ended September 30, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2010	17

Description of Lipper Benchmark and The S&P 500 Index	Liberty All-Star® Equity Fund

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

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Liberty All-Star® Equity Fund	Notes

Third Quarter Report (Unaudited) | September 30, 2010	19

Notes	Liberty All-Star® Equity Fund

20	www.all-starfunds.com

INVESTMENT ADVISOR ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577 www.all-starfunds.com	LEGAL COUNSEL K&L Gates LLP 1601 K Street, NW Washington, DC 20006

TRUSTEES John A. Benning* Thomas W. Brock* Edmund J. Burke George R. Gaspari* Richard W. Lowry*, Chairman Dr. John J. Neuhauser* Richard C. Rantzow*

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 555 Seventeenth Street, Suite 3600 Denver, Colorado 80202

CUSTODIAN State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barres, Secretary

Melanie H. Zimdars, Chief Compliance Officer

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000357 1/31/2011